                                                                    Exhibit 10.8

                             ANKER COAL GROUP, INC.
                        1997 OMNIBUS STOCK INCENTIVE PLAN

                          STOCK OPTION GRANT AGREEMENT


      This Grant Agreement (the "Agreement") is entered into this ____ day of ______________, 199___, to be effective _____________, 19___ (the "Grant Date"), by and between Anker Coal Group, Inc., a Delaware corporation (the "Company"), and ____________________________________ ("Grantee").

      Grantee and the Company agree that the grant of options hereunder and the purchase and sale of Stock upon exercise thereof are intended to comply with the exemption from registration provided by Rule 701 of the Securities Act of 1933 and each shall use his or its best efforts to comply with Rule 701.

      Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings given to them in the Plan.


                                    ARTICLE 1
                                 GRANT OF OPTION

      Section 1.1 Grant of Options. Subject to the provisions of this Agreement and pursuant to the provisions of the Plan, the Company hereby grants to Grantee as of the Grant Date a Non-Qualified Stock Option (the "Option") to purchase all or any part of _______ shares of voting common stock of the Company (the "Stock") at an exercise price of $______ per share (the "Exercise Price"), which is equal to the Fair Market Value of the Stock on the Grant Date.

      Section 1.2 Term of Options. Unless the Option granted pursuant to Section
1.1 hereof terminates earlier pursuant to other provisions of the Agreement or the Plan, the Option shall expire at 5:00 p.m. Eastern Time on the day prior to the tenth (10th) anniversary of its Grant Date.


                                    ARTICLE 2
                                     VESTING

      Section 2.1 Vesting Schedule. Unless the Option has earlier terminated pursuant to the provisions of the Agreement or the Plan, Grantee shall become vested in the underlying shares of Stock exercisable under the Option in accordance with the schedule below, provided, however, that Grantee shall have been in the continuous employ of the Company or an Affiliate from the Grant Date through the specified anniversary of such Grant Date:

      Anniversary of Grant Date                   Percentage Vested
      -------------------------                   -----------------
               Third                                     100%

      Section 2.2 Acceleration of Vesting. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, vesting of the Option granted hereunder shall be accelerated so that the Grantee shall become one hundred percent (100%) vested in the unvested portion of the Option upon the earlier to occur of: (i) Grantee's termination of employment with the Company or an Affiliate on account of death, disability (as defined in the Company's long term disability plan) or normal retirement at age 65 or otherwise pursuant to the Company's policy, (ii) Grantee's involuntary termination of employment with the Company or an Affiliate during the ninety (90)-day period immediately following the date the Company merges with another entity, (iii) Grantee's voluntary termination of employment at any time after the expiration of the one
(1) year period immediately following the date the Company merges with another entity, or (iv) a Change of Control, as defined in the Plan.


                                   ARTICLE 3
                               EXERCISE F OPTION

      Section 3.1 Exercisability of Option. No portion of the Option granted to Grantee shall be exercisable by Grantee prior to the time such portion of the Option has vested.

      Section 3.2 Manner of Exercise. The vested portion of the Option may be exercised, in whole or in part, by delivering written notice to the Board in accordance with Section 6.8 hereof in such form as the Board may require from time to time and by delivering to the Board the Option Exercise Letter attached as Exhibit A hereto, executed by Grantee. Such notice shall specify the number of shares of Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Exercise Price of the shares of Stock as to which the Option is being exercised. Payment of the Exercise Price shall be made in cash (or cash equivalents acceptable to the Board in the Board's discretion). In the Board's sole and absolute discretion, the Board may authorize payment of the Exercise Price to be made, in whole or in part, by such other means as the Board may prescribe. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued.

      Section 3.3 Issuance of Shares upon Exercise. Upon exercise of the Option, in whole or in part, in accordance with the terms of the Agreement and upon payment of the Exercise Price for the shares of Stock as to which the Option is exercised, the Company shall issue to Grantee the number of shares of Stock so paid for, in the form of fully paid and nonassessable Stock. The stock certificates for any shares of Stock issued hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares.

                                    ARTICLE 4
                              TERMINATION OF OPTION

      Section 4.1 Termination of Employment for Reason Other Than Death, Disability or Retirement. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, the Option granted to Grantee shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, three (3) months after the date Grantee is no longer employed by the Company or an Affiliate for any reason other than Grantee's death, disability or retirement.

      Notwithstanding the foregoing, the Option granted to Grantee shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, upon termination of Grantee's employment by the Company or an Affiliate for "cause", as defined hereinafter. For purposes of this Section 4.1, "Cause" means the termination of Grantee's employment by the Company or an Affiliate because of (i) a felony conviction; (ii) the commission of an act of fraud or embezzlement against the Company or an Affiliate; (iii) willful misconduct which is materially detrimental to the Company or an Affiliate; (iv) continued failure to implement reasonable requests or directions arising from actions of the Board after thirty (30) days written notice to Grantee; (v) wrongful dissemination of confidential or proprietary information; or (vi) the intentional and habitual neglect by Grantee of his or her duties to the Company or an Affiliate. The good faith determination by the Board of whether Grantee's employment or other service relationship was terminated by the Company for "cause" shall be final and binding for all purposes hereunder.

      Section 4.2 Upon Grantee's Death or Disability. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, upon Grantee's death or disability, Grantee or Grantee's executor, personal representative, the person to whom the Option shall have been transferred by will or the laws of descent and distribution, or such other permitted transferee, as the case may be, may exercise all or any part of the outstanding Option, provided such exercise occurs within one (1) year after the date of Grantee's death or disability, as the case may be, but not later than the end of the stated term of the Option.

      Section 4.3 Termination of Employment by Reason of Retirement. Unless the Option has earlier terminated pursuant to the provisions of the Agreement, in the event Grantee ceases, by reason of retirement, to be an employee of the Company or an Affiliate, all or any part of the outstanding Option may be exercised any time within six (6) months after the date of retirement, but not later than the stated term of the Option. For purposes of this Agreement, retirement shall mean retirement from active employment with the Company or an Affiliate pursuant to the normal or early retirement policies and procedures of the Company or an Affiliate.

                                    ARTICLE 5
                COMPANY'S CALL RIGHTS AND RIGHT OF FIRST REFUSAL

      Section 5.1 Call Rights of Company. So long as the Stock is not publicly traded, the Company shall have the right to purchase, and Grantee shall have the corresponding obligation to sell, upon delivery of written notice to Grantee, any or all of Grantee's Options and any or all of the shares of Stock then owned by Grantee, ownership of which shares was acquired through exercise of the Option. The purchase price of shares of Stock pursuant to this Section 5.1 shall be the Fair Market Value of such shares of Stock as of the date the Company mails or otherwise delivers such written notice to Grantee. The purchase price of any Options pursuant to this Section 5.1 shall be the difference between the Exercise Price per share and the Fair Market Value of one share of Stock, measured as of the date the Company mails or otherwise delivers such written notice to Grantee, multiplied by the number of shares to which the Option relates that are being purchased.

            The provisions of this Section 5.1 shall apply in the event of Grantee's death, to Grantee's executor, personal representative or the person to whom the Option and/or shares of Stock shall have been transferred by will or the laws of descent and distribution, as though such person is Grantee.

      Section 5.2 Company's Right of First Refusal. So long as the Stock is not publicly traded, the Stock issued upon exercise of the Option shall be subject to a right of first refusal pursuant to which Grantee shall be required to provide written notice to the Company of Grantee's intention to dispose of all or any portion of such Stock. The written notice shall contain information regarding the identity of the proposed purchaser or purchasers (the "Proposed Purchaser(s)"), the number of shares of Stock subject to the proposed transaction, the proposed price and terms of sale and the proposed closing date of such sale.

            For a period of thirty (30) days after the receipt by the Company of the written notice specified above, the Company shall have a right of first refusal to purchase the Stock subject to the proposed disposition at the price and on the terms offered by the Proposed Purchaser(s). The Company must exercise its right to purchase by giving written notice to the Grantee and to the Proposed Purchaser(s) within thirty (30) days following receipt of the notice, which notice shall specify the number of shares of Stock the Company intends to purchase.

            The closing of the purchase and sale pursuant to this Section 5.2 shall be held at the Company's principal office on the date determined by the Company but not more than thirty (30) days following the Company's election to purchase the Stock. At the closing, certificates representing the shares to be sold shall be delivered to the Company, duly endorsed for transfer in blank or with assignments separate from certificates duly endorsed, with all necessary transfer tax stamps, if any, affixed or provided for against delivery of the purchase price.

            If the Company does not exercise its purchase rights within the time period provided herein with respect to all of the offered Stock, Grantee shall be free for a period of thirty (30) days thereafter to sell such shares to the Proposed Purchaser(s), at the same price and on the same terms and conditions as set forth in the notice, subject to all of the provisions of this Section 5.2. If Grantee shall not, within such thirty (30) day period, consummate the sale with the Proposed

Purchaser(s) in accordance with the terms of this Section 5.2, any subsequent sale by Grantee to the Proposed Purchaser(s) or to any other purchaser on the same or other terms and conditions must comply again with the provisions of this
Section 5.2.


                                    ARTICLE 6
                                  MISCELLANEOUS

      Section 6.1 Non-Guarantee of Employment. Nothing in the Plan or the Agreement shall be construed as a contract of employment between the Company (or an Affiliate) and Grantee, or as a contractual right of Grantee to continued employment with the Company or an Affiliate, or as a limitation of the right of the Company or an Affiliate to terminate Grantee's employment at any time.

      Section 6.2 No Rights of Stockholder. Grantee shall not have any of the rights of a stockholder with respect to the shares of Stock that may be issued upon the exercise of the Option until such shares of Stock have been issued to him upon the due exercise of the Option.

      Section 6.3 Withholding of Taxes. The Company or any Affiliate shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Stock) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option; provided, however, that the value of the shares of Stock withheld may not exceed the statutory minimum withholding amount required by law. In lieu of such deduction, the Board may require Grantee to make a cash payment to the Company or an Affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, the Company may refuse to issue any Stock certificate under the Plan until arrangements satisfactory to the Board for such payment have been made.

      Section 6.4 Nontransferability of Option. The Option shall be nontransferable otherwise than by will or the laws of descent and distribution, and during the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee's guardian or legal representative.

      Section 6.5 Agreement Subject to Charter, By-Laws and Governing Laws. This Agreement is subject to the Charter and By-Laws of the Company, and any applicable Federal or state laws, rules or regulations, including without limitation, the laws, rules, and regulations of the State of Delaware, other than the conflict of laws principles thereof.

      Section 6.6 Gender. As used herein the masculine shall include the feminine as the circumstances may require.

      Section 6.7 Headings. The headings in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

      Section 6.8 Notices. All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Company, or addressed to the Board, care of the Company for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

      Section 6.9 Entire Agreement; Modification. The Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.

      Section 6.10 Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Unless stated otherwise herein, capitalized terms in this Agreement shall have the same meaning as defined in the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in the Agreement or any matters as to which the Agreement is silent, the Plan shall govern.

      Section 6.11 Governing Law. The validity, construction and effect of this Agreement shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

      IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

ATTEST:                                      ANKER COAL GROUP, INC.


_____________________________                By: ______________________________


WITNESS:                                     GRANTEE


_____________________________                __________________________________

                                    EXHIBIT A

                             OPTION EXERCISE LETTER

To: Anker Coal Group, Inc.

      Pursuant to the provisions of the Stock Option Grant Agreement (the "Agreement"), the undersigned Grantee (the "Undersigned") hereby exercises the option to purchase _____________________________ shares of the Common Stock (the "Shares") of Anker Coal Group, Inc. (the "Company") and delivers to the Company herewith the sum of $_____________ (by certified or official bank check payable to the order of the Company) in payment in full for those shares.

      The Undersigned hereby represents and warrants to, and agrees with, the Company, as follows:

      (a) The Undersigned is acquiring the Shares for the Undersigned's own account, for investment purposes only, not for the account of any other person, and not with a view to the distribution, assignment or resale of the Shares to others or to fractionalization in whole or in part. The Undersigned has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state, on the ground that no distribution or public offering of the Shares is to be effected, and that in this connection, the Company is relying on the Undersigned's representations and agreements contained in the Agreement.

      (b) The Undersigned understands that the Undersigned must bear the economic risk of an investment in the Shares for an indefinite period of time because the Shares have not been registered under the Act or under any applicable state securities laws. In addition to the other restrictions on transfer set forth in the Agreement, the Undersigned agrees that the Undersigned will not offer, sell, pledge or otherwise dispose of the Shares except pursuant to (i) an effective registration statement under the Act and qualification under applicable state securities laws, or (ii) pursuant to an exemption from the registration requirements of the Act and applicable state securities laws.

      (c) The Undersigned understands that (i) the Shares are "restricted securities" as defined in Rule 144 under the Act; (ii) the provisions of Rule 144 are not presently available to permit resales of the Shares, and it is unlikely that the conditions necessary to permit sales under Rule 144 will ever be satisfied; (iii) even if Rule 144 should become available, routine sales made in reliance upon its provisions could be made only in limited amounts and in accordance with the terms of Rule 144; and (iv) the Company is under no obligation to register the Shares in a public offering or to comply with the conditions of Rule 144 or to take any other action necessary in order to make an exemption for the sale of the Shares without registration available.

      (d) The Undersigned understands and acknowledges that legal counsel for the Company does not represent the Undersigned in connection with the transactions contemplated in the Agreement. The Undersigned has carefully considered and to the extent the Undersigned believes such discussion necessary, discussed with the Undersigned's professional legal, tax, accounting and financial advisers, the suitability of an investment in the Company for the Undersigned's particular tax and financial situation. The Undersigned has determined that the Shares being acquired by the Undersigned are a suitable investment for the Undersigned.

      (e) The Undersigned has been given the opportunity to ask questions of, and receive answers from, the executive officers of the Company regarding the terms and conditions of the offering of the Shares and the Company. The Undersigned has been furnished with and has carefully reviewed the following documents concerning the Company: (i) the Company's 1997 Omnibus Stock Incentive Plan, (ii) the Amended and Restated Certificate of Incorporation of the Company, including the Certificates of Designation of the Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock and Class D Preferred Stock, (iii) the First Restated and Amended Bylaws of the Company, (iv) Financial Statements of the Company for the period ended _________________, and (v) the Stock Option Grant Agreement and all documents delivered pursuant hereto. In addition, the executive officers of the Company have made available to the Undersigned all other documents and information that the Undersigned has requested relating to an investment in the Company.

      (f) The Undersigned has adequate means of providing for his current needs and possible personal or family contingencies, and has no need for liquidity in his investment in the Shares. The Undersigned is financially able to bear the economic risk of this investment, and consequently, the Undersigned is able to hold the Shares for an indefinite period of time. The Undersigned understands that he may loose his entire investment in the Shares and the Undersigned has a sufficient net worth to bear the loss of the entire investment in the Shares in the event such loss should occur.

      Please forward a certificate or certificates for the Shares purchased hereby at the address shown below.


Date:  __________________           __________________________________
                                         Holder

                                         Address:

                                         __________________________________

                                         __________________________________

                                         __________________________________